UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2017

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 2, 2017, Entravision Communications Corporation (the “Company”) issued a press release announcing its results of operations for the three- and twelve-month period ended December 31, 2016.  A copy of that press release is furnished herewith as Exhibit 99.1.

The information provided pursuant to Item 2.02 in this Current Report on Form 8-K, including the exhibit thereto, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02(c)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2017, the Company promoted Jeffery A. Liberman to President & Chief Operating Officer. The Company previously entered into a three-year employment agreement with Mr. Liberman, effective January 1, 2016, and the terms of such employment agreement will continue. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01   Other Events.

On March 2, 2017, the Company announced that it had entered into a definitive agreement to acquire the business of Headway, a provider of digital marketing solutions focused primarily in the United States, Mexico and Latin America.  The transaction, which will be funded from Entravision’s cash on hand, is expected to close early in the second quarter. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on March 2, 2017 announcing its results of operations for the three- and twelve-month period ended December 31, 2016.
99.2	Press release issued by Entravision Communications Corporation on March 2, 2017 announcing the promotion of Jeffery A. Liberman to President & Chief Operating Officer.
99.3	Press release issued by Entravision Communications Corporation on March 2, 2017 announcing the entrance into a definitive agreement to acquire the business of Headway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION
Date: March 2, 2017	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1 99.2 99.3

Press release issued by Entravision Communications Corporation on March 2, 2017.

Press release issued by Entravision Communications Corporation on March 2, 2017.

Press release issued by Entravision Communications Corporation on March 2, 2017.